UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

THE FLOORING ZONE, INC.
(Exact Name of Registrant as Specified in its Charter)

NEVADA	20-0019425
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

3219 Glynn Avenue, Brunswick, Georgia	31520
(Address of principal executive offices)	(Zip code)

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
None	Not Applicable

If this Form 8-A relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box [    ].

If this Form 8-A relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [X].

Securities Act registration statement file number to which this form relates: 333-119234

Securities to be registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.001 per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant’s Securities to be Registered

        For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading “Description of Common Stock” in the Registrant’s Prospectus, which constitutes part of the Registrant’s Registration Statement on Form SB-2, as amended (File No. 333-119234) (the “Registration Statement”), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

Item 2.   Exhibits

3.01	Form of Articles of Incorporation of The Flooring Zone, Inc. (incorporated herein by reference to Exhibit 3.01 of Form SB-2 (file no. 333-119234)).

3.02	Form of Bylaws of The Flooring Zone, Inc. (incorporated herein by reference to Exhibit 3.02 of Form SB-2 (file no. 333-119234)).

4.01	Form of The Flooring Zone, Inc., 2003 Stock Incentive Plan (incorporated herein by reference to Exhibit 4.01 of Form SB-2 (file no. 333-119234)).

4.02	Form of Common Share Certificate

99.01	Form of Subscription Agreement (incorporated herein by reference to Exhibit 99.01 of Form SB-2 (file no. 333-119234)).

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

THE FLOORING ZONE, INC.

Date: December 28, 2006	By: /s/ Michael Carroll
Michael Carroll, President

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